UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

1/31

Date of reporting period: 7/31/10

Item 1.  Reports to Stockholders.

The Biondo Funds

The Biondo Growth Fund

The Biondo Focus Fund

Semi-Annual Report

July 31, 2010

1-800-672-9152

www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Fellow Shareholder,

U.S. equities powered ahead in the final month of the 1st calendar quarter of 2010, and the widely watched Dow Jones Industrial Average ended March slightly below the 11,000 level. Industrials, financials, and consumer discretionary stocks were far and away the most buoyant sectors with double-digit gains. Consumer staples, health care, and materials stocks delivered moderately good results. The weakest sectors were telecommunications services and utilities, which declined sharply. The energy sector was lackluster despite rising oil prices.

The first quarter of 2010 was another good period overall for U.S. equities. The markets took a pause in January and early February, selling off mildly after a torrid rally between March and December 2009 which saw stock prices rise by 60%-plus. Equities resumed their upward climb for the remainder of the quarter, buoyed by improving economic conditions, a brightening outlook for corporate profits and continued highly accommodative monetary and fiscal policies. They also weathered news regarding government budget issues abroad, particularly in Europe, with countries such as Greece, Spain and Portugal grappling with significant deficits. Large capitalization equity indexes such as the S&P 500 and Russell 1000 posted quarterly returns of 5.39% and 5.70%, respectively.

In the second quarter, markets began under selling pressure, having declined from the peak in April through the end of the quarter by roughly 12%.  While it never feels good, taking a step back is often a beneficial exercise.  In the preceding 12-month period, March 2009 through March 2010, equity markets in the U.S. rose by approximately 60%; therefore, at this point, it is fairly typical to see a correction.  Given the intensity of the current situations around the globe including Europe’s debt crisis and the latest environmental disaster in the gulf, both of which have transpired over the past few months, the markets have adjusted accordingly.  We continue to face non-traditional headwinds but it remains our belief that we are in recovery; albeit slow and uncertain at times, a recovery nonetheless.

Our outlook on the stock market remains optimistic, following last year’s vast gains. We have confidence that both the economy and equity prices will see improvement as the year progresses.  While corporate profits were stellar in the last quarter of 2009, our expectation is for continued strong corporate earnings this year.  As we write, second quarter earnings are off to a strong start.

We continue to invest in industries and sub-sectors that we think may likely benefit from secular trends that we see developing over the next several years, if not the better part of the decade. While many companies have seen sales recover to pre-crisis levels, out-performance from here will require secular growth. Many growth companies have below average valuations, and it is our determination that the equity holdings in our portfolio have longer-term growth opportunities, which should drive earnings momentum well ahead of the S&P 500. Energy-related investments in producers and service companies in our portfolio have underperformed oil prices recently, partially due to the weakness in natural gas. Our expectation is that natural gas prices will stabilize in coming months which should improve the relative performance of our holdings. Demand growth for oil products has accelerated in the last two months, which should continue as the economy recovers further, supporting higher oil prices and increased expenditures in exploration/production activities. Also, earnings estimate revisions for the oil services industry have recently started to adjust positively relative to other sectors, which should indicate a resumption of strong performance.

As we enter the second half of 2010, we are encouraged by what we see from the bottom up.  Though the trend is not uniform, the upshot of the individual company reviews that we conduct is that the business conditions are continuing to improve.  Companies that enjoyed strong positions in their industries before the recession hold even stronger competitive positions now that the environment is more supportive. They had the foresight to plan for better days and the balance sheet strength to act on it. Weaker companies, which were forced to reduce their capabilities, in some cases just to survive, find themselves further behind. In most instances, their ability to dig themselves out is hamstrung by limited access to low-cost capital given their relatively unappealing financial conditions in a still tight-fisted lending climate.

We are positive about the recovery of the economy and have positioned the fund for strong growth. This quarter we saw a narrowing difference in valuations between strong-growth and slow-growth companies and took advantage of market uncertainty to buy high-quality names at attractive prices. We have positioned the fund in favor of high-growth sectors such as financials and information technology; conversely, we have less exposure to consumer staples and materials. Despite recent headlines about the likelihood of stepped-up government regulation and lower future profits, we are bullish on financials and have selected financial companies that have less exposure to regulatory risk and, in our view, tremendous earnings power.

Most of our investment themes, we believe, are long-cycle growth stories, whereas stocks that have benefited strongly from short-term stimulus, such as retailers, continued to outperform. We expect that the market will return to the longer cycle themes, as long as the economy continues to recover and confidence builds.

Visibility is improving, helping us identify companies with strong earnings promise that we believe confident they will fulfill.  Corporate balance sheets are in excellent shape and valuations remain attractive.  The markets appear to have priced in a double-dip recession – a very rare occurrence – and we believe this is overdone.  We have become more optimistic than in recent memory but it is important to practice patience in this turbulent environment.

1369-NLD-9/24/2010

Sources:  English Xinhuanet, The Washington Independent, Federal Reserve Bank of New York, Daily Finance, CNN Money, MSN Money, Briefing, Minyanville, Businessweek, National Post, Health News

The Biondo Growth Fund

PORTFOLIO REVIEW

July 31, 2010 (Unaudited)

The Fund’s performance figures* for the period ending July 31, 2010, compared to its benchmarks:

	Six Months	One Year	Three Year	Inception** - July 31, 2010	Inception*** - July 31, 2010
The Biondo Growth Fund – Investor Shares	-0.47%	8.18%	-8.34%	-3.31%	N/A
The Biondo Growth Fund – Class C Shares	N/A	N/A	N/A	N/A	-9.05%
Russell 3000 Growth Total Return Index	3.87%	13.88%	-4.22%	-0.31%	-6.91%
S&P 500 Total Return Index	3.61%	13.84%	-6.78%	-1.89%	-7.25%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.   Performance figures for periods greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-672-9152.

** Investor Shares inception date is May 3, 2006.

*** Class C Shares inception date is April 9, 2010.

The Fund’s Top Ten Sectors are as follows:

Sectors	% of Net Assets
Biotechnology	15.3%
Healthcare-Products	15.1%
Banks	14.3%
Oil & Gas Services	7.1%
Auto Manufacturers Computers Commercial Services	6.9% 6.9% 5.1%
Aerospace/Defense	4.6%
Oil & Gas	4.5%
Internet	3.8%
Other, Cash & Cash Equivalents	16.4%
100.00%

The Biondo Focus Fund

PORTFOLIO REVIEW

July 31, 2010 (Unaudited)

The Fund’s performance figures* for the period ending July 31, 2010, compared to its benchmarks:

Since Inception** - July 31, 2010
The Biondo Focus Fund – Investor Shares	-7.50%
S&P 500 Total Return Index	-4.91%
Russell 3000 Growth Total Return Index	-4.96%

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.   Performance figures for periods greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-672-9152.

** Investor Shares inception date is March 17, 2010.

The Fund’s Top Sectors are as follows:

Sectors	% of Net Assets
Banks	23.0%
Biotechnology	15.0%
Healthcare-Products	11.0%
Auto Manufacturers	10.7%
Commercial Services	10.4%
Semiconductors	4.6%
Oil & Gas Services	3.8%
Telecommunications Electrical Components & Equipment	2.2% 1.3%
Other, Cash & Cash Equivalents	18.0%
100.00%

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS
July 31, 2010 (Unaudited)
Shares		Value

	COMMON STOCK & WARRANTS - 93.6%
	AEROSPACE/DEFENSE - 4.6%
37,500	Boeing Co.	$ 2,555,250

	AUTO MANUFACTURERS - 6.9%
225,000	Ford Motor Co. *	2,873,250
200,000	Ford Motor Co. - Warrants @ $9.20, Due 1/1/13 *	968,000
		3,841,250

	AUTO PARTS & EQUIPMENT - 2.6%
50,000	Johnson Controls, Inc.	1,440,500

	BANKS - 14.3%
135,000	Bank of America Corp. - Warrants @ $16.845, Due 1/16/19 *	1,032,750
15,000	Goldman Sachs Group, Inc. (The)	2,262,300
20,000	JPMorgan Chase & Co.	805,600
275,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 *	3,921,500
		8,022,150
	BIOTECHNOLOGY - 15.3%
37,500	Amgen Inc. *	2,044,875
20,000	Celgene Corp. *	1,103,000
10,000	Dendreon Corp. *	329,100
25,000	Genzyme Corp. *	1,739,000
45,000	United Therapeutics Corp. *	2,200,050
35,000	Vertex Pharmaceuticals, Inc. *	1,178,100
		8,594,125
	COMMERCIAL SERVICES - 5.1%
13,500	Mastercard, Inc.	2,835,540

	COMPUTERS - 6.9%
15,000	Apple, Inc. * +	3,858,750

	ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
15,000	Universal Display Corp. *	309,150

	HEALTHCARE-PRODUCTS - 15.1%
25,000	Edwards Lifesciences Corp. *	1,445,000
35,000	IDEXX Laboratories, Inc. *	2,055,900
15,000	Intuitive Surgical Inc. *	4,925,550
		8,426,450

See accompanying notes to financial statements.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2010 (Unaudited)
Shares		Value
	INTERNET - 3.8%
5,000	Akamai Technologies, Inc. *	$ 191,800
4,000	Google, Inc. *	1,939,400
		2,131,200
	OIL & GAS - 4.5%
40,000	Halliburton Co.	1,195,200
35,000	Range Resources Corp.	1,299,200
		2,494,400

	OIL & GAS SERVICES - 7.1%
17,500	Core Laboratories NV	1,351,875
70,000	Dresser-Rand Group, Inc. *	2,604,700
		3,956,575
	RETAIL - 2.6%
47,500	CVS Caremark Corp.	1,457,775

	SEMICONDUCTORS - 1.9%
15,000	Cree, Inc. *	1,062,600

	SOFTWARE - 0.4%
2,500	Salesforce.com, Inc. *	247,375

	TELECOMMUNICATIONS - 2.0%
30,000	QUALCOMM, Inc.	1,142,400

	TOTAL COMMON STOCK & WARRANTS (Cost $44,724,617)	52,375,490

Principal	BONDS & NOTES - 2.3%
	AUTO MANUFACTURERS - 1.3%
$ 500,000	Ford Motor Co. Convertible, 4.25%, Due 11/15/16	760,625

	DIVERSIFIED FINANCIAL SERVICES - 1.0%
600,000	Goldman Sachs Capital, 6.345%, Due 2/15/34	559,526

	TOTAL BONDS & NOTES (Cost $911,636)	1,320,151

Shares
	SHORT-TERM INVESTMENTS - 4.8%
	MONEY MARKET FUND - 4.8%
2,695,049	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01%**
	(Cost $2,695,049)	2,695,049

See accompanying notes to financial statements.

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2010 (Unaudited)

	TOTAL INVESTMENTS - 100.7% (Cost $48,331,302) (a)	$ 56,390,690
	LIABILITIES LESS OTHER ASSETS - (0.7%)	(413,636)
	NET ASSETS - 100.0%	$ 55,977,054

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 9,844,574
	Unrealized Depreciation:	(1,785,186)
	Net Unrealized Appreciation:	$ 8,059,388

* Non-Income producing security.
** Money market fund: interest rate reflects seven-day effective yield on July 31, 2010.
+ Subject to written option.

Schedule of Options Written
July 31, 2010
Number of
Contracts***	Security, Expiration Date, Exercise Price	Value
25	Apple, Inc., August 2010, Call @ $240
	Total Options Written	$ 48,500
	(Premiums received $36,924)
***Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS
July 31, 2010 (Unaudited)
Shares		Value

	COMMON STOCK & WARRANTS - 82.0%
	AUTO MANUFACTURERS - 10.7%
80,000	Ford Motor Co. *	$ 1,021,600
60,000	Ford Motor Co. - Warrants @ $9.20, Due 1/1/13 *	290,400
		1,312,000
	BANKS - 23.0%
50,000	Bank of America Corp. - Warrants @ $16.845, Due 1/16/19 *	382,500
3,000	Goldman Sachs Group, Inc. (The)	452,460
140,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 *	1,996,400
		2,831,360
	BIOTECHNOLOGY - 15.0%
7,000	Amgen Inc. *	381,710
5,000	Celgene Corp. *	275,750
10,000	Dendreon Corp. *	329,100
10,000	Genzyme Corp. *	695,600
2,000	United Therapeutics Corp. *	97,780
2,000	Vertex Pharmaceuticals, Inc. *	67,320
		1,847,260
	COMMERCIAL SERVICES - 10.4%
4,500	Mastercard, Inc.	945,180
4,500	Visa, Inc.	330,075
		1,275,255
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
7,500	Universal Display Corp. *	154,575

	HEALTHCARE-PRODUCTS - 11.0%
10,000	Edwards Lifesciences Corp. *	578,000
2,000	Intuitive Surgical, Inc. * +	656,740
5,000	MAKO Surgical Corp. *	54,850
2,000	NuVasive, Inc. *	65,540
		1,355,130
	OIL & GAS SERVICES - 3.8%
6,000	Core Laboratories NV	463,500

	SEMICONDUCTORS - 4.6%
8,000	Cree, Inc. *	566,720

	TELECOMMUNICATIONS - 2.2%
7,000	QUALCOMM, Inc.	266,560

	TOTAL COMMON STOCK & WARRANTS (Cost $10,833,727)	10,072,360

See accompanying notes to financial statements.

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2010 (Unaudited)
Shares		Value
	SHORT-TERM INVESTMENTS - 10.4%
	MONEY MARKET FUND - 5.7%
705,047	Milestone Treasury Obligations Portfolio - Institutional Class, 0.01%**
	(Cost $705,047)	$ 705,047

Principal	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 4.7%
$ 575,000	United States Treasury Bill - 0.20%, Due 2/10/11 (Cost $574,256)	574,256

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,279,303)	1,279,303

	TOTAL INVESTMENTS - 92.4% (Cost $12,113,030) (a)	$ 11,351,663
	OTHER ASSETS LESS LIABILITIES - 7.6%	934,563
	NET ASSETS - 100.0%	$ 12,286,226

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 157,990
	Unrealized depreciation:	(919,357)
	Net unrealized depreciation:	$ (761,367)
* Non-Income producing security.
** Money market fund: interest rate reflects seven-day effective yield on July 31, 2010.
+ Subject to written option.

Schedule of Options Written
July 31, 2010
Number of
Contracts***	Security, Expiration Date, Exercise Price	Value
25	Intuitive Surgical, Inc., January 2011, Put @ $210
	Total Options Written	$ 11,000
	(Premiums received $23,275)
***Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

The Biondo Funds
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2010 (Unaudited)

	The Biondo Growth Fund	The Biondo Focus Fund
ASSETS
Investment securities:
At cost	$ 48,331,302	$ 12,113,030
At value	$ 56,390,690	$ 11,351,663
Receivable for Fund shares sold	14,459	-
Receivable for investments sold	-	1,044,560
Dividends and interest receivable	39,495	4,301
Prepaid expenses & other assets	36,607	-
TOTAL ASSETS	56,481,251	12,400,524

LIABILITIES
Options written, at value (premiums received $36,924 and $23,275, respectively)	48,500	11,000
Payable for investments purchased	387,445	54,831
Payable for Fund shares redeemed	2,875	-
Investment advisory fees payable	41,319	13,879
Distribution (12b-1) fees payable	11,098	2,313
Fees payable to other affiliates	9,202	9,437
Accrued expenses and other liabilities	3,758	22,838
TOTAL LIABILITIES	504,197	114,298
NET ASSETS	$ 55,977,054	$ 12,286,226

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 67,769,695	$ 13,061,461
Accumulated net investment loss	(282,518)	(121,442)
Accumulated net realized gain (loss) from
security transactions and options transactions	(19,557,935)	95,299
Net unrealized appreciation (depreciation) of investments and options written	8,047,812	(749,092)
NET ASSETS	$ 55,977,054	$ 12,286,226

See accompanying notes to financial statements.

The Biondo Funds
STATEMENT OF ASSETS AND LIABILITIES (Continued)
July 31, 2010 (Unaudited)

	The Biondo Growth Fund	The Biondo Focus Fund
Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$ 55,919,201	$ 12,286,226
Shares of beneficial interest outstanding	6,608,597	1,328,727
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 8.46	$ 9.25

Class C Shares:
Net Assets	$ 57,853	$ -
Shares of beneficial interest outstanding	6,853	-
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 8.44	$ -

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

The Biondo Funds
STATEMENT OF OPERATIONS
For the Period Ended July 31, 2010 (Unaudited)

	The Biondo Growth Fund	The Biondo Focus Fund (a)
INVESTMENT INCOME
Dividends (net of $1,598 and $639 foreign taxes withheld)	$ 125,433	$ 7,551
Interest	30,828	373
TOTAL INVESTMENT INCOME	156,261	7,924

EXPENSES
Investment advisory fees	287,474	54,843
Distribution (12b-1) fees - Class C (b)	94	-
Distribution (12b-1) fees - Investor Class	71,845	9,140
Administration fees	33,041	16,152
Fund accounting fees	15,287	8,427
Transfer agent fees	10,355	7,374
Audit fees	7,645	6,531
Custody fees	7,398	3,512
Compliance officer fees	4,192	2,950
Registration fees	3,946	8,427
Shareholder reporting expense	3,699	3,160
Trustees' fees	3,699	3,160
Legal fees	986	4,214
Insurance expense	-	633
Other expenses	1,233	843
TOTAL EXPENSES	450,894	129,366

Less: Fees waived by the Advisor	(19,614)	-

NET EXPENSES	431,280	129,366
NET INVESTMENT LOSS	(275,019)	(121,442)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Investments	(1,128,125)	95,299
Options written	460,410	-
Net realized gain (loss)	(667,715)	95,299
Net change in unrealized appreciation (depreciation) on:
Investments	817,498	(761,367)
Options written	(37,899)	12,275
Net change in unrealized appreciation (depreciation)	779,599	(749,092)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	111,884	(653,793)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (163,135)	$ (775,235)

(a) The Biondo Focus Fund commenced operations on March 17, 2010.
(b)	The Biondo Growth Fund Class C Shares commenced operations on April 9, 2010.

See accompanying notes to financial statements.

The Biondo Funds
STATEMENT OF CHANGES IN NET ASSETS

	The Biondo Growth Fund	The Biondo Growth Fund
	For the	For the
	Period Ended	Year Ended
	July 31, 2010	January 31, 2010
	(Unaudited) (a)
FROM OPERATIONS
Net investment loss	$ (275,019)	$ (379,525)
Net realized loss from investments and options written	(667,715)	(5,777,955)
Net change in unrealized appreciation of investments and options written	779,599	21,236,786
Net increase (decrease) in net assets from operations	(163,135)	15,079,306

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Investor Class	2,812,561	8,730,610
Class C	60,999	-
Payments for shares redeemed
Investor Class	(5,193,035)	(3,430,226)
Redemption fee proceeds
Investor Class	4,012	25
Class C	1	-
Net increase (decrease) in net assets from shares of beneficial interest	(2,315,462)	5,300,409

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,478,597)	20,379,715

NET ASSETS
Beginning of Period	58,455,651	38,075,936
End of Period*	$ 55,977,054	$ 58,455,651
*Includes accumulated net investment loss of:	$ (282,518)	$ (7,499)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	318,479	1,167,176
Shares Redeemed	(589,956)	(493,571)
Net increase (decrease) in shares of beneficial interest outstanding	(271,477)	673,605

SHARE ACTIVITY - CLASS C
Shares Sold	6,853	-
Shares Redeemed	-	-
Net increase in shares of beneficial interest outstanding	6,853	-

(a) The Biondo Growth Fund Class C commenced operations on April 9, 2010.

See accompanying notes to financial statements.

The Biondo Funds
STATEMENT OF CHANGES IN NET ASSETS

The Biondo Focus Fund
For the
Period Ended
July 31, 2010 (a)
(Unaudited)
FROM OPERATIONS
Net investment loss	$ (121,442)
Net realized gain from investments	95,299
Net change in unrealized depreciation of investments and options written	(749,092)
Net decrease in net assets from operations	(775,235)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	13,362,087
Payments for shares redeemed	(300,626)
Net increase in net assets from shares of beneficial interest	13,061,461

TOTAL INCREASE IN NET ASSETS	12,286,226

NET ASSETS
Beginning of Period	-
End of Period*	$ 12,286,226
*Includes accumulated net investment loss of:	$ (121,442)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	1,358,790
Shares Redeemed	(30,063)
Net increase in shares of beneficial interest outstanding	1,328,727

(a) The Biondo Focus Fund commenced operations on March 17, 2010.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
The Biondo Growth Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

			Investor Class
	Six Months		Year Ended			Period Ended
	Ended		January 31,			January 31,
	July 31, 2010		2010	2009	2008	2007 (1)
	(Unaudited)

Net asset value, beginning of period	$ 8.50		$ 6.13	$ 10.62	$ 10.61	$ 10.00
Activity from investment operations:
Net investment income (loss)	(0.04)		(0.05)	(0.05)	(0.02)	0.04
Net realized and unrealized gain (loss) on investments	0.00	(3)	2.42	(4.44)	0.27	0.61
Total income (loss) from investment operations	(0.04)		2.37	(4.49)	0.25	0.65

Paid-in-Capital from Redemption Fees (3)	0.00		0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	0.00		0.00	0.00	0.00	(0.04)
Net realized gains	0.00		0.00	0.00	(0.24)	0.00
Total distributions	0.00		0.00	0.00	(0.24)	(0.04)
Net asset value, end of period	$ 8.46		$ 8.50	$ 6.13	$ 10.62	$ 10.61
Total return (4)	(0.47)%	(5)	38.66%	(42.28)%	2.14%	6.53%
Net assets, end of period (in 000s)	$ 55,919		$ 58,456	$ 38,076	$ 62,547	$ 45,778

Ratio of gross expenses to average net assets (6)	1.57%	(7)	1.63%	1.61%	1.62%	1.90%
Ratio of net expenses to average net assets	1.50%	(7)	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.96)%	(7)	(0.78)%	(0.54)%	(0.26)%	0.63%
Portfolio turnover rate	26%	(5)	44%	45%	49%	8%

Class C
	Period Ended
	July 31,
	2010 (2)
	(Unaudited)

Net asset value, beginning of period	$ 9.28
Activity from investment operations:
Net investment income (loss)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.80)
Total income (loss) from investment operations	(0.84)

Paid-in-Capital from Redemption Fees (3)	0.00
Net asset value, end of period	$ 8.44
Total return (4)	(9.05)%	(5)
Net assets, end of period (in 000s)	$ 58

Ratio of gross expenses to average net assets (6)	2.35%	(7)
Ratio of net expenses to average net assets	2.25%	(7)
Ratio of net investment income (loss) to average net assets	(1.71)%	(7)
Portfolio turnover rate	26%	(5)
(1)	The Biondo Growth Fund Investor Class commenced operations on May 3, 2006.
(2)	The Biondo Growth Fund Class C shares commenced operations on April 9, 2010.
(3) Amount represents less than $0.01 per share.
(4)	Total returns shown exclude the effect of applicable redemption fees.
(5) Not annualized.
(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(7) Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
The Biondo Focus Fund
The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

Investor Class
	Period Ended
	January 31,
	2010 (1)
	(Unaudited)

Net asset value, beginning of period	$ 10.00
Activity from investment operations:
Net investment income (loss)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.64)
Total income (loss) from investment operations	(0.75)

Net asset value, end of period	$ 9.25
Total return (2)	(7.50)%	(3)
Net assets, end of period (in 000s)	$ 12,286

Ratio of expenses to average net assets	3.52%	(4)
Ratio of net investment income to average net assets	(3.31)%	(4)
Portfolio turnover rate	19%	(3)
(1) The Biondo Focus Fund commenced operations on March 17, 2010.
(2)	Total returns shown exclude the effect of applicable redemption fees.
(3) Not annualized.
(4) Annualized.

See accompanying notes to financial statements.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS

July 31, 2010 (Unaudited)

1.

ORGANIZATION

The Biondo Growth Fund and The Biondo Focus Fund (collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005.  The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and are each an open-end management investment company.  The Biondo Growth Fund currently offers the Investor Class and Class C shares and The Biondo Focus Fund currently offers Investor Class shares.

The Biondo Growth Fund seeks capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment advisor to have above-average future growth potential relative to their peers.  The Biondo Focus Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of  U.S. companies of any capitalization; (2) American depositary receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds ("ETFs") that invest primarily in (i) common stocks of U.S. companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Options contracts listed on a securities exchange or board of trade  for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.   Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date.  Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010 (Unaudited)

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board of Trustees (the “Board”), pursuant to the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010 (Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2010 for the Funds’ assets and liabilities measured at fair value:

The Biondo Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock & Warrants	$ 52,375,490	$ -	$ -	$ 52,375,490
Bond & Notes	-	1,320,151	-	1,320,151
Money Market Funds	-	2,695,049	-	2,695,049
Total	$ 52,375,490	$ 4,015,200	$ -	$ 56,390,690

Liabilities	Level 1	Level 2	Level 3	Total
Open Written Options	$ 48,500	$ -	$ -	$ 48,500

The Biondo Focus Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock & Warrants	$ 10,072,360	$ -	$ -	$ 10,072,360
Money Market Funds	-	705,047	-	705,047
U.S. Government & Agency Obligations	-	574,256	-	574,256
Total	$ 10,072,360	$ 1,279,303	$ -	$ 11,351,663

Liabilities	Level 1	Level 2	Level 3	Total
Open Written Options	$ 11,000	$ -	$ -	$ 11,000

The Funds did not hold any Level 3 securities during the period.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010 (Unaudited)

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.   Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010 (Unaudited)

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios.  If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.   For the six months ended July 31, 2010, the Biondo Growth Fund had a gain of $460,410 on options and this gain is included in the line item marked “Net realized gain from options written” on the Statement of Operations in this shareholder report.

The number of option contracts written and the premiums received by the Funds during the period ended July 31, 2010, were as follows:

	Biondo Growth Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	625	$ 163,573	-	$ -
Options written	3,245	731,132	25	23,275
Options exercised	(405)	(155,265)	-	-
Options expired	(830)	(76,084)	-	-
Options closed	(2,610)	(626,432)	-	-
Options outstanding, end of period	25	$ 36,924	25	$ 23,275

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the period ended July 31, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

	Biondo Growth Fund
Fund	Purchases	Sales
Biondo Growth Fund	$ 15,055,427	$ 14,637,768
Biondo Focus Fund	12,309,281	1,568,826

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010 (Unaudited)

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Biondo Investment Advisors, LLC serves as the Funds’ Investment Advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Advisory Agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of each Fund’s average daily net assets as follows:

Fund	Investor Class	Class C
Biondo Growth Fund	1.00%	1.00%
Biondo Focus Fund	1.50%	N/A

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until May 31, 2011, to waive a portion of its advisory fee and has agreed to reimburse a portion of the Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) does not exceed the following per class:

Fund	Investor Class	Class C
Biondo Growth Fund	1.50%	2.25%

These amounts will herein be referred to as the “expense limitations.”  For the period ended July 31, 2010, the Advisor waived fees in the amount of $19,614 for the Biondo Growth Fund.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and a Fund’s Operating Expenses are subsequently lower than their respective expense limitations, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed the respective expense limitations, the reimbursements for such Fund shall be suspended.  The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010 (Unaudited)

As of January 31, 2010, the Advisor has $193,235 of waived expenses that may be recovered by the following dates:

Fund	January 31, 2011	January 31, 2012	January 31, 2013
Biondo Growth Fund	$ 67,082	$ 63,764	$ 62,389

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for the Biondo Growth and the Biondo Focus Funds and 1.00% of the average daily net assets attributable to the Class C shares for the Biondo Growth Fund and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  During the period ended July 31, 2010, the 12b-1 fees accrued amounted to $71,939 and $9,140 for the Biondo Growth Fund and the Biondo Focus Fund, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.   The Distributor is an affiliate of GFS.

Each Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  Each Fund pays GFS an asset-based fee in decreasing amounts as each Fund’s assets reach certain breakpoints. Each Fund is subject to a minimum annual fee. Each Fund also pays GFS for any out-of-pocket expenses.   Each Fund’s fees are billed monthly as follows:

The greater of:

A minimum annual fee of $40,000 per annum or

-

10 basis points or 0.10% per annum on the first $100 million in net assets

-

8 basis points or 0.08% per annum on the next $150 million in net assets

-

6 basis points or 0.06% per annum on net assets greater than $250 million

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010 (Unaudited)

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of each Fund for the previous month. Each Fund pays GFS a base annual fee, $30,000 for the Biondo Growth Fund and $24,000 for the Biondo Focus Fund, plus a basis point fee in decreasing amounts as each Fund’s assets reach certain breakpoints, as follows:

-

2 basis points or 0.02% on net assets of $25 million to $100 million

-

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Funds each pay GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges per Fund.   The annual minimum per Fund share class is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

Custody Administration. Pursuant to the terms of the Funds’ Custody Agreement with Bank of New York (the “Custody Agreement”), the Funds each pay an asset-based custody fee in decreasing amounts as each Fund’s assets reach certain breakpoints. Each Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees collected for the period ended July 31, 2010, are summarized in the table on the next page.  The Custody fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.  Under the terms of such agreement, NLCS receives from each Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  The expenses incurred for compliance services pursuant to the Trust’s Agreement with NLCS, for the period ended July 31, 2010 are summarized in the table below.  Such fees would be included in the line item marked “Compliance officer fees” on the Statement of Operations in this shareholder report.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Fees GemCom collected for Edgar and printing services performed, for the period ended July 31, 2010, are summarized in the table below.  Such fees would be included in the line item marked “Shareholder reporting expense” on the Statement of Operations in this shareholder report.

Fund	Custody	Compliance	GemCom
Biondo Growth Fund	$ 1,582	$ 4,192	$ 7,436
Biondo Focus Fund	$ -	$ 2,950	$ 1,668

The Biondo Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2010 (Unaudited)

5. REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds.  For the period ended July 31, 2010, the Biondo Growth Fund and the Biondo Focus Fund assessed $4,012 and $1, in redemption fees, respectively.

6. TAX COMPONENTS OF CAPITAL

As of January 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows for the Biondo Growth Fund:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on straddles.  The difference between book basis and tax basis undistributed ordinary income is attributable to the unamortized portion of organizational expenses for tax purposes of $7,499.

At January 31, 2010, the Biondo Growth Fund had a capital loss carry forward for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Biondo Growth Fund incurred and elected to defer $1,673,690 of such capital losses.

Permanent book and tax differences for the Biondo Growth Fund, primarily attributable to net operating losses, resulted in reclassification for the year ended January 31, 2010 as follows: a decrease in paid-in capital of $380,191 and a decrease in accumulated net investment loss of $380,191.

7.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

The Biondo Funds

EXPENSE EXAMPLES

July 31, 2010 (Unaudited)

As a shareholder of The Biondo Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Growth Fund and The Biondo Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2010 through July 31, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Biondo Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 2/1/10	Ending Account Value 7/31/10	Expenses Paid During Period 2/1/10 – 7/31/10*	Expense Ratio During Period 2/1/10 – 7/31/10****
The Biondo Growth Fund:
Investor Class	$1,000.00	$995.30	$ 7.34	1.48%
Class C (a)	1,000.00	909.50	7.07	2.37%
The Biondo Focus Fund (b)	1,000.00	925.00	12.73	3.52%

Hypothetical (5% return before expenses)	Beginning Account Value 2/1/10	Ending Account Value 7/31/10	Expenses Paid During Period 2/1/10 – 7/31/10**	Expense Ratio During Period 2/1/10 – 7/31/10****
The Biondo Growth Fund:
Investor Class	$1,000.00	$1,017.44	$ 7.42	1.48%
Class C ***	1,000.00	1,013.03	11.84	2.37%
The Biondo Focus Fund ***	1,000.00	1,007.32	17.54	3.52%

(a) The Biondo Growth Fund Class C commenced operations on April 9, 2010.

(b) The Biondo Focus Fund commenced operations on March 17, 2010.

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181 days for Biondo Growth Investor Class, 114 days for Biondo Growth Class C and 137 days for Biondo Focus Fund) divided by the number of days in the fiscal year (365).

** Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

*** The hypothetical example assumes that the Portfolio was in operation for the full six months ended 7/31/10.

**** Annualized.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR

Biondo Investment Advisors, LLC

544 Routes 6 & 209, PO Box 909

Milford, Pennsylvania 18337

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/4/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/4/10

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/4/10